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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2004

RUSH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
555 IH-35 South, Suite 500, New Braunfels, Texas	78130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

        On October 22, 2004, the Company issued a press release regarding its receipt of notice from Peterbilt Motor Company that that Peterbilt Motors Company does not intend to exercise its rights of first refusal with respect to ATS' pending sale of Dallas Peterbilt or Nashville Peterbilt, but that it does intend to exercise its right of first refusal with respect to Birmingham Peterbilt and Louisville Peterbilt. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits

  99.1
  Press Release

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.
	By	/s/ MARTIN A NAEGELIN, JR. Martin A Naegelin, Jr. Senior Vice President and Chief Financial Officer
Dated October 25, 2004

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SIGNATURES